U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 3, 2025
ARQ, INC.
(Name of registrant as specified in its charter)

Delaware	001-37822	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8051 E. Maplewood Avenue, Suite 210, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (720) 598-3500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	ARQ	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 3, 2025, Arq, Inc. (the "Company") held its 2025 Annual Meeting of Stockholders (the "Annual Meeting"). As a result of their not standing for reelection at the Annual Meeting, L. Spencer Wells and Gilbert Li no longer serve as members of the Company's Board of Directors (the "Board"), effective immediately following the conclusion of the Annual Meeting. Messrs. Wells and Li served on the Board since July 23, 2014 and June 22, 2016, respectively.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, stockholders considered and voted on five proposals, which are described in detail in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2025 (the "2025 Proxy Statement"). Set forth below are the matters the stockholders voted on and the final voting results.

(1)	Proposal:	Election of six directors to the Company's Board of Directors.

	Votes
Director Name	For	Withheld	Broker Non-Votes
Laurie Bergman	22,257,497	433,316	6,759,334
Jeremy Blank	21,320,606	1,370,207	6,759,334
Richard Campbell-Breeden	22,230,082	460,731	6,759,334
Carol Eicher	20,293,268	2,397,545	6,759,334
Julian McIntyre	21,296,644	1,394,169	6,759,334
Robert Rasmus	21,343,099	1,347,714	6,759,334

(2)	Proposal:	Approval, on an advisory basis, of the Company's compensation paid to named executive officers, as disclosed in the 2025 Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which includes the compensation tables and related narrative discussion).

Votes
For	Against	Abstain	Broker Non-Votes
22,062,026	568,595	60,192	6,759,334

(3)	Proposal:	Approval, on an advisory basis, of the frequency of holding an advisory vote on the Company's executive compensation.

Votes
1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
18,686,791	216,399	3,749,132	38,491	6,759,334

(4)	Proposal:	Ratification of the Audit Committee's selection of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes
For	Against	Abstain	Broker Non-Votes
29,243,723	121,986	84,438	N/A

(5)	Proposal:	To approve the Eighth Amendment to Tax Asset Protection Plan by and between the Company and Computer Share Trust Company, N.A., as rights agent.

Votes
For	Against	Abstain	Broker Non-Votes
21,792,700	863,016	35,097	6,759,334

Item 8.01	Other Events.
After the conclusion of the Annual Meeting, the Board appointed Mr. Campbell-Breeden to serve as Chair of the Board until his successor is duly appointed and qualified or until his earlier resignation or removal. In addition, the Board appointed each of Mses. Bergman and Eicher and Mr. Campbell-Breeden to serve on each of the (a) the Audit Committee of the Board (the “Audit Committee”), with Ms. Bergman to serve as Chair of the Audit Committee until her successor is duly appointed and qualified or until her earlier resignation or removal, (b) the Compensation Committee of the Board (the “Compensation Committee”), with Mr. Campbell-Breeden to serve as Chair of the Compensation Committee until his successor is duly appointed and qualified or until his earlier resignation or removal, and (c) the Nominating and Governance Committee of the Board (the “Nominating and Governance Committee”), with Ms. Eicher to serve as Chair of the Nominating and Governance Committee until her successor is duly appointed and qualified or until her earlier resignation or removal.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1
Eighth Amendment to Tax Asset Protection Plan dated as of April 8, 2025, by and between the Company and Computershare Trust Company, N.A., as rights agent, incorporated by reference to Exhibit 4.1 to the Company's report on Form 8-K filed April 11, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 6, 2025

Arq, Inc.
Registrant

/s/ Robert Rasmus
Robert Rasmus
Chief Executive Officer

4